Exhibit (a)(14)

DEUTSCHE INTERNATIONAL FUND, INC.
ARTICLES SUPPLEMENTARY

Deutsche International Fund, Inc., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (which is hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  Pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Charter of the Corporation and Sections 2-208, 2-208.1 and 2-105(c) of the Maryland General Corporation Law, the Board of Directors has designated and classified 50,000,000 of the authorized but undesignated shares of the capital stock of the Corporation as additional shares of the Corporation’s Deutsche Latin America Equity Fund Series, with such 50,000,000 shares being designated as a new Class of the Corporation’s Deutsche Latin America Equity Fund Series, such Class being designated as the “Institutional Class” shares of the Deutsche Latin America Equity Fund Series.

SECOND:  (a) Immediately prior to the filing of these Articles Supplementary, the Corporation had the authority to issue 2,947,923,888 shares of capital stock, with a par value of $0.01 per share, for an aggregate par value of $29,479,238.88, which shares were designated and classified into the following Series, which Series were subdivided into the following Classes:

Series                                                      Classes                                                      Number of Shares

Deutsche International Fund                                                                                                                       570,595,597

Class A shares                                                                100,000,000
Class B shares                                                                  50,000,000
Class C shares                                                                  20,000,000
Class S shares                                                                200,595,597
Institutional Class shares                                               50,000,000
Investment Class shares                                               100,000,000
Class R6 shares                                                                50,000,000

Deutsche Latin America Equity Fund                                                                                                        220,000,000

Class A shares                                                                   50,000,000
Class B shares                                                                    50,000,000
Class C shares                                                                    20,000,000
Class S shares                                                                   100,000,000

Deutsche World Dividend Fund                                                                                                                    370,000,000

Class A shares                                                                     50,000,000
Class B shares                                                                      50,000,000

Class C shares                                                                      20,000,000
Class S shares                                                                    100,000,000
Institutional Class shares                                                 100,000,000
Class R6 shares                                                                    50,000,000

Deutsche Emerging Markets
Equity Fund                                                                                                                                                        320,000,000

Class A shares                                                                   50,000,000
Class B shares                                                                    50,000,000
Class C shares                                                                    20,000,000
Class S shares                                                                  100,000,000
Institutional Class shares                                               100,000,000

Deutsche International
Value Fund                                                                                                                                                        320,000,000

Class A shares                                                                    80,000,000
Class C shares                                                                    80,000,000
Institutional Class shares                                                 80,000,000
                                                                           Class S shares                                                                    80,000,000

Deutsche Global
Equity Fund                                                                                                                                                      300,000,000

Class A shares                                                                   50,000,000
Class B shares                                                                    50,000,000
Class C shares                                                                    50,000,000
Class R shares                                                                    50,000,000
Class S shares                                                                    50,000,000
Institutional Class shares                                                 50,000,000

Deutsche Emerging Markets
Frontier Fund                                                                                                                                                   200,000,000

Class A shares                                                                   50,000,000
Class C shares                                                                    50,000,000
Class S shares                                                                    50,000,000
Institutional Class shares                                                50,000,000

Undesignated                                                                                                                                                  647,328,291

(b) Immediately after the filing of these Articles Supplementary, the Corporation will continue to have the authority to issue 2,947,923,888 shares of capital stock, with a par value of $0.01 per share, for an aggregate par value of $29,479,238.88, which shares will be designated and classified into the following Series, which Series will be subdivided into the following Classes:

Series                                                      Classes                                                      Number of Shares

Deutsche International Fund                                                                                                                     570,595,597

Class A shares                                                                100,000,000
Class B shares                                                                  50,000,000
Class C shares                                                                  20,000,000
Class S shares                                                                200,595,597
Institutional Class shares                                              50,000,000
Investment Class shares                                              100,000,000
Class R6 shares                                                               50,000,000

Deutsche Latin America Equity Fund                                                                                                       270,000,000

Class A shares                                                                   50,000,000
Class B shares                                                                    50,000,000
Class C shares                                                                    20,000,000
Class S shares                                                                  100,000,000
                            Institutional Class shares                                                 50,000,000

Deutsche World Dividend Fund                                                                                                                   370,000,000

Class A shares                                                                   50,000,000
Class B shares                                                                   50,000,000
Class C shares                                                                    20,000,000
Class S shares                                                                  100,000,000
Institutional Class shares                                               100,000,000
Class R6 shares                                                                  50,000,000

Deutsche Emerging Markets
Equity Fund                                                                                                                                                      320,000,000

Class A shares                                                                    50,000,000
Class B shares                                                                     50,000,000
Class C shares                                                                    20,000,000
Class S shares                                                                   100,000,000
Institutional Class shares                                                100,000,000

Deutsche International
Value Fund                                                                                                                                                        320,000,000

Class A shares                                                                    80,000,000
Class C shares                                                                    80,000,000

Institutional Class shares                                                 80,000,000
                                                                           Class S shares                                                               80,000,000

Deutsche Global
Equity Fund                                                                                                                                                      300,000,000

Class A shares                                                                    50,000,000
Class B shares                                                                     50,000,000
Class C shares                                                                    50,000,000
Class R shares                                                                    50,000,000
Class S shares                                                                    50,000,000
Institutional Class shares                                                50,000,000

Deutsche Emerging Markets
Frontier Fund                                                                                                                                                   200,000,000

Class A shares                                                                  50,000,000
Class C shares                                                                   50,000,000
Class S shares                                                                   50,000,000
Institutional Class shares                                                50,000,000

Undesignated                                                                                                                                                  597,328,291

THIRD:  A description of the “Institutional Class” shares of the Corporation’s Deutsche Latin America Equity Fund, including the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and the terms or conditions of redemption of such shares, as set by the Board of Directors of the Corporation, is as follows:

(a)  Except as provided in the Charter of the Corporation and except as described in (b) below, the “Institutional Class” shares of the Corporation’s Deutsche Latin America Equity Fund Series shall be identical in all respects, and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as, as applicable, the “Class A”, “Class B”, “Class C” and “Class S” shares of the Corporation’s Deutsche Latin America Equity  Fund Series.

(b)  Each “Institutional Class” share of the Corporation’s Deutsche Latin America Equity Fund Series may be issued and sold subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, and other administrative, record keeping, redemption, service or other fees, however designated); to such account size requirements; and to such other rights and provisions; which may the same or different from each of the other classes of the Corporation’s Deutsche Latin America Equity Fund Series, all as the Board of Directors may

from time to time establish in accordance with the Investment Company Act of 1940, as amended, and other applicable law.

FOURTH:  Except as otherwise provided by the express provisions of these Articles Supplementary, nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors of the Corporation to classify and reclassify and issue any unissued shares of the Corporation’s capital stock and to fix or alter all terms thereof to the full extent provided by the Charter of the Corporation.

FIFTH:  The Board of Directors of the Corporation, acting at a meeting duly called and held on November 14, 2014, duly authorized and adopted resolutions designating and classifying the capital stock of the Corporation as set forth in these Articles Supplementary.

[signatures begin on next page]

IN WITNESS WHEREOF, Deutsche International Fund, Inc. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this 17th day of November, 2014; and its Vice President acknowledges that these Articles Supplementary are the act of Deutsche International Fund, Inc., and he further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:                                                                   DEUTSCHE INTERNATIONAL FUND,
                    INC.

/s/Hepsen Uzcan                                                      /s/John Millette

Name:           Hepsen Uzcan                                            Name:  John Millette
Position: Assistant Secretary                                        Position: Vice President